UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 9, 2010

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York	13203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-06553	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York	13203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 9, 2010, Carrols Restaurant Group, Inc. (the “Company”), the parent company of Carrols Corporation, held its Annual Meeting of Stockholders.

At its annual meeting, stockholders voted to re-elect directors Alan Vituli and Daniel T. Accordino to the Company’s Board of Directors. Messrs. Vituli and Accordino each will serve as a Class I Director for a three year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2013 or until their respective successors shall have been elected and shall qualify. Stockholders also ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year. The results of voting on the matters submitted to the stockholders are as follows:

Proposal 1.  Election of Class I Directors, Alan Vituli and Daniel T. Accordino:

Name	For	Withheld	Broker Non-Votes
Alan Vituli	16,807,897	628,344	2,761,664
Daniel T. Accordino	16,522,492	913,749	2,761,664

Proposal 2.    Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting form for the 2010 fiscal year.

For	Against	Abstain
19,937,184	18,741	241,980

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: June 11, 2010
By:	/s/ Joseph A. Zirkman

Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: June 11, 2010
By:	/s/ Joseph A. Zirkman

Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary